                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ---------------
                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2000
                                                 -------------------------------


                             Digital Island, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


         Delaware                     000-26283                 680322824
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)


 45 Fremont Street, 12th Floor, San Francisco, California         94105
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  (415) 738-4100
                                                   -----------------------------


                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

PORTIONS AMENDED

     The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on September 22, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7(a)(4) within 60 days after the due date of the initial filing. Except as set forth in item 7 below, no other changes are being made to the Current Report on Form 8-K filed on September 22, 2000.

Item 7    FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          The financial statements required to be filed are incorporated by reference to Exhibit 99.2 to this Form 8-K/A.

     (b)  Pro Forma Financial Information
          -------------------------------

          The pro forma financial information required to be filed are incorporated by reference to Exhibit 99.3 to this Form 8-K/A.

     (c)  Exhibits. The following documents are filed as an exhibit to this
          --------
     report:

          2.1* Agreement and Plan of Reorganization, dated as of July 17, 2000, by and among Digital Island, Inc., Ocean Acquisition Corp. and SoftAware, Inc. (previously filed with Form 8-K, filed on September 22, 2000)

          23.1      Consent of Deloitte & Touche LLP.

          99.1* Press Release, dated September 15, 2000, issued by the Company announcing the completion of Digital Island's acquisition of SoftAware. (previously filed with Form 8-K, filed on September 22, 2000)

          99.2      Financial Statements of SoftAware, Inc. and Pacific Netcom,
                    Inc.

          99.3      Pro Forma Financial Information of Digital Island, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Digital Island, Inc.
                                        (Registrant)


Date: November 21, 2000                 By:  /s/ T.L. Thompson
                                             -----------------------
                                             T.L. Thompson
                                             Chief Financial Officer

                                EXHIBITS INDEX
                                --------------


     Exhibit        Description
     -------        -----------

     2.1* Agreement and Plan of Reorganization, dated as of July 17, 2000, by and among Digital Island, Inc., Ocean Acquisition Corp. and SoftAware, Inc. (previously filed with Form 8-K, filed on September 22, 2000)

     23.1           Consent of Deloitte & Touche LLP.

     99.1* Press Release, dated September 15, 2000, issued by the Company announcing the completion of Digital Island's acquisition of SoftAware. (previously filed with Form 8-K, filed on September 22, 2000)

     99.2           Financial Statements of SoftAware, Inc. and Pacific Netcom,
                    Inc.

     99.3           Pro Forma Financial Information of Digital Island, Inc.